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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 2, 1999


                           ---------------------------



                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                    001-15145                75-2247099
      (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

 1845 WOODALL RODGERS
  FREEWAY, SUITE 1300                                             75201
    DALLAS, TEXAS                                               (Zip code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         In a press release dated October 4, 1999, a copy of which is filed as
Exhibit 99.1 hereto, AMFM Inc. (the "Company"), announced that it had entered into an agreement and plan of merger with Clear Channel Communications, Inc. ("Clear Channel") and CCU Merger Sub, Inc. ("Merger Sub") whereby the Company will be merged with and into Merger Sub and will become a wholly-owned subsidiary of Clear Channel.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         2.1      --    Agreement and Plan of Merger, dated October 2, 1999, by
                        and between Clear Channel, the Company and Merger
                        Sub.

        99.1      --    Press release, dated October 4, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMFM INC.
                                            (Registrant)



                                            By: /s/ Kathy Archer
                                               ---------------------------------
                                            Name:    Kathy Archer
                                            Title:   Vice President


Date:    October 5, 1999




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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                     EXHIBIT TITLE
    -------                    -------------
     2.1       Agreement and Plan of Merger, dated October 2, 1999, by and between Clear Channel, the Company and Merger Sub.

    99.1       Press release, dated October 4, 1999.